EXHIBIT 99.2

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                  CERTIFICATION PURSUANT TO
                   18 U.S.C SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


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The undersigned hereby certifies, in my capacity as an officer of Boston Edison Company, for purposes of 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that to the best of my knowledge:


  (i)  the enclosed Annual Report of Boston Edison Company on
       Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


  (ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Boston Edison Company.


Dated:  March 27, 2003     By:   /s/ JAMES J. JUDGE
                                 James J. Judge
                                 Senior Vice President, Treasurer
                                   and Chief Financial Officer

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